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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    April 26, 2004

                                LOGICVISION, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                        0-31773                94-3166964
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(State or other jurisdiction         (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)


101 Metro Drive, Third Floor, San Jose, California                      95110
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code           (408) 453-0146

                                 Not applicable
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          (Former name or former address if changed since last report)


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Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

      On April 26, 2004, LogicVision, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the earnings release is furnished herewith as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LOGICVISION, INC.

Dated: April 26, 2004
                                              By:    /s/  BRUCE M. JAFFE
                                                     ------------------------
                                              Name:  Bruce M. Jaffe
                                              Title: Vice President and Chief
                                                     Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
99.1              Press release dated April 26, 2004 announcing first quarter
                  2004 results.


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